UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 29, 2015
United Financial Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

45 Glastonbury Blvd, Suite 200, Glastonbury CT	06033
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 291-3600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The special meeting of the stockholders of United Financial Bancorp, Inc. (the “Company”) was held on October 29, 2015 (the “Special Meeting”). There were 49,198,514 shares of Common Stock eligible to be voted at the Special Meeting and 36,788,880 shares were represented at the meeting by the holders thereof, which constituted a quorum. The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	Approval of the United Financial Bancorp, Inc. 2015 Omnibus Stock Incentive Plan was approved by the stockholders by the following vote:

For	Against	Abstain
28,565,667	7,999,489	223,724

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    October 30, 2015            UNITED FINANCIAL BANCORP, INC.
Registrant

By:    /s/ Eric R. Newell
Eric R. Newell
Executive Vice President/
Chief Financial Officer